UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 4, 2026

EMCOR Group, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-8267	11-2125338
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 Merritt Seven
Norwalk,	Connecticut	06851-1092
(Address of Principal Executive Offices)		(Zip Code)

(203)	849-7800
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	EME	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 4, 2026, at the 2026 Annual Meeting of Stockholders of the Company, the stockholders of the Company voted on the following three proposals:

1.    To elect nine directors identified in the proxy statement on Schedule 14A related to the 2026 Annual Meeting of Stockholders of the Company to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified;

2.    To consider a non-binding advisory resolution approving named executive officer compensation; and

3.    To ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for 2026.

The final voting results for each proposal were as follows:

Proposal 1. The nominees for director were elected based upon the following votes:

Nominee	Shares For	Shares Against	Shares Abstaining	Broker Non-Votes

John W. Altmeyer	34,863,327	2,478,850	19,372	2,175,684
Amy E. Dahl	36,614,300	730,664	16,585	2,175,684
Anthony J. Guzzi	35,322,997	2,013,981	24,571	2,175,684
Ronald L. Johnson	36,677,647	640,390	43,512	2,175,684
Carol P. Lowe	36,465,538	879,885	16,126	2,175,684
M. Kevin McEvoy	35,765,259	1,578,565	17,725	2,175,684
Pat Roche	37,162,478	181,745	17,326	2,175,684
Steven B. Schwarzwaelder	36,720,643	622,985	17,921	2,175,684
Robin Walker-Lee	36,209,161	1,110,466	41,922	2,175,684

All of the Company’s incumbent directors standing for election were re-elected.

Proposal 2. The proposal for stockholders to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers was approved based upon the following votes:

Shares For	32,437,835
Shares Against	4,870,814
Shares Abstaining	52,900
Broker Non-Votes	2,175,684

Proposal 3. The proposal for stockholders to ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for 2026 was approved based upon the following votes:

Shares For	36,270,830
Shares Against	3,248,493
Shares Abstaining	17,910
There were no broker non-votes on this item.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMCOR Group, Inc.

Date: June 4, 2026	By:	/s/ ANTHONY J. GUZZI
	Name:	Anthony J. Guzzi
	Title:	Chairman, President, and
Chief Executive Officer